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                                                            Exhibit 23.2




                           CONSENT OF INDEPENDENT ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated October 21, 1999 (except with respect to the matter discussed in Note 12, as to which the date is December 13, 1999) included in Webhire, Inc.'s (f/k/a Restrac, Inc.) Form 10-K for the year ended September 30, 1999.


                                                        ARTHUR ANDERSEN LLP


Boston, Massachusetts
October 4, 2000